COMPANY DATA:
		COMPANY CONFORMED NAME:		PRIME COMPANIES INC
		CENTRAL INDEX KEY:			0001041581
		STANDARD INDUSTRIAL CLASSIFICATION:	RADIO TELEPHONE COMMUNICATIONS
		IRS NUMBER:				522031531
		STATE OF INCORPORATION:		DE
		FISCAL YEAR END:			1231

	FILING VALUES:
		FORM TYPE:		8-K
		SEC ACT:
		SEC FILE NUMBER:
		FILM NUMBER:

	BUSINESS ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991
		BUSINESS PHONE:		(530) 755 3580

	MAIL ADDRESS:
		STREET 1:		409 CENTER STREET
		CITY:			YUBA CITY
		STATE:			CA
		ZIP:			95991

	FORMER COMPANY:
		FORMER CONFORMED NAME:	CORCORAN TECHNOLOGIES CORP
		DATE OF NAME CHANGE:	19970625


<SEQUENCE>1



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       -----------------------------------

                                  FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  March 12, 2003


                             PRIME COMPANIES, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                          52-2031531
         ------------------------------------------------------------
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)



        409 Center Street, Yuba City, CA                        95991
       ----------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)


                                (530) 755-3580
                               -----------------
             (Registrant's telephone number, including area code)


Item 5. Other Events

     On January 31, 2003, Prime Companies, Inc. entered into a Collateral Loan Agreement and Promissory Note with Mercatus & Partners Ltd., a United Kingdom corporation with offices Italy and Maryland, USA.

     The Agreement provides for the funding of long-term debt financing in the amount of $9,000,000. The funding is anticipated to be received in up to three tranches and is expected to completed by March 30, 2003.

     In compliance with the Agreement, these funds shall be used to furnish or improve broadband services in rural areas in the United States, and for working capital.

     The loan matures in five years and the rate is fixed at 5.5%. The Security for the loan is newly issued Series B Convertible Preferred Stock. The Agreement provides for the Stock to be returned to the Company upon repayment of the loan, and permits conversion only in the event of a default.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

                                   PRIME COMPANIES, INC.
                                   ----------------------------
                                   (Registrant)


                                   /s/ Stephen Goodman
                                   -----------------------------
                                   Stephen Goodman
                                   Chief Financial Officer

Date:       March 12, 2003